UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2021

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2021, the Board of Directors of 3D Systems Corporation (the “Company”) appointed Michael Crimmins as the Company’s Senior Vice President and Chief Accounting Officer, effective May 24, 2021. Mr. Crimmins will also serve as the Company’s principal accounting officer.

Mr. Crimmins, age 50, has been a Principal with Mezrah Consulting, which provides benefits and compensation programs for executives, since September 2020. Between June 2018 and August 2020, he served as U.S. Controller for Worldpay, Inc., which was acquired in July 2019 by Fidelity National Information Services, a leading provider of technology solutions for merchants, banks, and capital markets firms. From 2004 to June 2018, Mr. Crimmins held positions of increasing responsibility at Moody’s Corporation, including SVP – Corporate Controller, Chief Accounting Officer and the Company’s principal accounting officer from August 2016 to June 2018. He served as Moody’s interim principal financial officer from April 2018 to June 2018. Prior to Moody’s, Mr. Crimmins held positions at Deloitte and PricewaterhouseCoopers. He holds a B.A. in Economics from the University of North Carolina at Chapel Hill and a Master of Accounting from the University of Southern California. He is a New York State Certified Public Accountant.

The Company and Mr. Crimmins entered into an employment agreement, dated May 13, 2021, pursuant to which Mr. Crimmins will receive (i) an annual base salary of $280,000, (ii) eligibility to participate in the Company’s 2021 Performance Bonus Plan with a target payout of not less than 50% of Mr. Crimmins’ annual base salary to be prorated for 2021, (iii) participation in the Company annual equity compensation program, and (iv) an initial restricted stock award for shares of the Company’s common stock with a grant date fair value of $200,000 pursuant to the Company’s Amended and Restated 2015 Incentive Plan. Mr. Crimmins is also eligible to participate in the Company’s applicable relocation, benefit, and leave plans in accordance with the terms of those plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 18, 2021
	By:	/s/ Andrew M. Johnson
(Signature)
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary